Exhibit 10.8

[English Translation]

Loan Agreement

This Loan Agreement (“Agreement”) is entered into by and between the following parties in Shanghai on September 17, 2017:

Party A: Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Address: ***

Party B: Parties listed in Schedule 1

WHEREAS:

1.                                               Party A is a wholly foreign-owned enterprise lawfully registered and incorporated under the laws of the People’s Republic of China (“PRC”);

2.                                               Party B holds 100% of the equity interests in Shanghai OneSmart Education and Training Co., Ltd. (“Target Company”), among which: Zhang Xi holds 28.9300% of the equity interests in the Target Company; Hu Guozhi holds 3.3500% of the equity interests in the Target Company; Chen Gang holds 9.0256% of the equity interests in the Target Company; Chen Guohe holds 4.1128% of the equity interests in the Target Company; Feng Juan holds 0.4000% of the equity interests in the Target Company; Geng Xiaofei holds 12.5612% of the equity interests in the Target Company; Wang Dongdong holds 4.0371% of the equity interests in the Target Company; Wu Junbao holds 4.0371% of the equity interests in the Target Company; Li Ye holds 0.8970% of the equity interests in the Target Company; Bian Jin holds 0.8970% of the equity interests in the Target Company; Zheng Lina holds 22.4294% of the equity interests in the Target Company; Sha Ye holds 4.5128% of the equity interests in the Target Company; Shanghai Yuming Investment Center (Limited Partnership) holds 1.0986% of the equity interests in the Target Company; Shanghai Shaojun Investment Center (Limited Partnership) holds 0.7658% of the equity interests in the Target Company; Shanghai Ruidao Investment Center (Limited Partnership) holds 0.5956% of the equity interests in the Target Company; Shanghai Ruici Investment Center (Limited Partnership) holds 2.0000% of the equity interests in the Target Company; and Shanghai Ruiqiang Investment Center (Limited Partnership) holds 0.3500% of the equity interests in the Target Company.

3.                                               Party A intends to provide Party B with loans for the purpose provided under this Agreement.

NOW, THEREFORE, the Parties enter into this Agreement to specify the terms and conditions of such loans as follows:

1.                                               Loans

1.1                                        Party A agrees to provide loans without interest for Party B pursuant to the terms and conditions of this Agreement, the amount of which shall be separately agreed in writing between the Parties; Party B agrees to accept such loans pursuant to the terms and conditions of this Agreement and apply it for the purpose of funding business development of the Target Company or other purposes agreed by Party A.

2.                                               Term of the Loans

2.1                                        Except for the circumstances under Section 3.1 of this Agreement, the term of the loans provided by Party A for Party B under this Agreement shall be ten (10) years from the date of this Agreement; the term of the loans shall be automatically extended by ten years upon its expiry and shall be automatically further extended by ten years upon each expiry. At any time during the term of the loans or any extended term of the loans, Party A is entitled to send a written notice to Party B requesting the repayment of the loans and Party B shall repay the loans within thirty (30) days after receipt of such written notice. Without Party A’s written notice, Party B shall not make prepayment of the loans during the term of the loans or any extended term of the loans.

3.                                               Repayment of the Loans

3.1                                        During the term of the loans or any extended term of the loans, if any of the following circumstances occurs to any party of Party B, Party A is entitled to determine by written notice that all loans owed by such party of Party B to Party A become immediately due and such party of Party B shall repay the loans in the manner stipulated in this Agreement:

(1)                       such party of Party B fails to repay any of its other indebtedness when it becomes due and payable, or there is occurrence of any other material personal indebtedness that may affect its capability of repayment under this Agreement;

(2)                       such party of Party B, in case it is a natural person, deceases, has no civil capability or limited civil capability;

(3)                       such party of Party B ceases to be a shareholder of the Target Company for any reason;

(4)                       such party of Party B commits any criminal act or is involved in any criminal activities;

(5)                       A claim with a value more than RMB1,000,000 is made against such party of Party B  by any third party;

(6)                       any Event of Default (as defined in the Equity Pledge Agreement) occurs; or

(7)                       to the extent permitted by PRC laws, Party A can directly hold equity interests in the Target Company and the Target Company can lawfully continue its business as currently operated, and Party A has sent a written notice pursuant to Section 3.2 under this Agreement to Party B regarding the purchase of its equity interests in the Target Company to exercise its purchase right.

3.2                                        The Parties hereby agree and acknowledge that to the extent permitted by PRC laws, Party A is entitled but not obligated to at any time purchase or designate any other person (including natural persons, legal persons or other entities) to purchase all or part of Party B’s equity interests in the Target Company (“Purchase Right”). Upon Party A’s issuance of written notice to exercise its Purchase Right, Party B shall, as intended and instructed by Party A, immediately transfer all its equity interests in the Target Company at the lowest price permissible under then applicable laws and regulations to Party A or such person designated by Party A. The Parties agree to execute separate agreements with other applicable parties regarding the aforesaid matter .

3.3                                        The Parties hereby agree and acknowledge that Party B shall repay the loans under this Agreement to Party A only in the following manner: upon maturity or accelerated maturity of the loans under this Agreement, Party B (or its successor or transferee) shall, pursuant to the requirements in Party A’s written notice, transfer its equity interests in the Target Company to Party A or any person designated by Party A to the extent permitted by PRC laws, and repay the loans provided by Party A to Party B under this Agreement with proceeds from such transfer of equity interests. Party A shall provide unconditional financial support to the Target Company on reliance of this Agreement or other agreement. Notwithstanding anything to the contrary under this Agreement, Party A hereby irrevocably agrees that if Party B is unable (for example, not permitted by laws) to repay the loans under this Agreement, Party A shall waive its right to claim the repayment of the loans from Party B.

3.4                                        The Parties hereby agree and acknowledge that, unless otherwise agreed under this Agreement, Party A shall not charge any interest on the loans provided for Party B. Notwithstanding the foregoing, when the loans are due and Party B is required to transfer its equity interests to Party A or any person designated by Party A, if the actual transfer price of Party B’s equity interests in the Target Company (“Corresponding Equity”) is higher than the principal of the loans provided to Party B due to legal requirements or any other reason, the portion of the proceeds from transfer of the Corresponding Equity by Party B in excess of such principal shall constitute interest accrued upon the loans or costs of funding commitment and shall be repayable to Party A together with the principal of the loans.

3.5                                        The Parties hereby agree and acknowledge that Party B is deemed to have fulfilled its repayment obligations under this Agreement only when the following conditions are all satisfied:

(1)                       to the extent permitted by PRC laws, Party B has transferred all of its equity interests in the Target Company to Party A and/or any person designated by Party A; and

(2)                       Party B has paid all of the proceeds from the transfer of Corresponding Equity (including the principal of the loans and the highest interest accrued upon the loans or funding costs permitted by then applicable laws) as to Party A repayment of the loans.

4.                                               Security

4.1                                        In order to secure repayment of the debts under this Agreement, Party B agrees to pledge all of its equity interests in the Target Company to Party A (“Equity Pledge”).

4.2                                        The Parties acknowledge that other than the loans contemplated under this Agreement, the debts secured by the Equity Pledge shall also include all the debts and obligations of Party B and/or the Target Company owed to Party A under the Exclusive Technology and Consultation Service Agreement, Exclusive Purchase Right Agreement and Shareholders’ Voting Rights Agreement, each executed by  parties thereto on the date of this Agreement. The Parties agree to separately execute the Equity Pledge Agreement with applicable parties regarding the aforesaid matter.

5.                                               Representations and Warranties

5.1                                        Party A represents and warrants to Party B that:

(1)                       It is a limited liability company duly registered and lawfully existing under the laws of its place of registration with independent legal personality; it has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and has been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party;

(2)                       It has full internal corporate power and authority to execute and deliver this Agreement and all other documents to be executed by it in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated under this Agreement. This Agreement is lawfully and duly executed and delivered by it. The execution and performance of this Agreement by it do not violate or conflict with any law applicable to it in effect, any agreement to which it is a party or by which its assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority. This Agreement constitutes lawful and binding obligations enforceable against it in accordance with the terms of this Agreement; and

(3)                       The principal of the loans provided by Party A for Party B is lawfully owned by Party A.

5.2                                        Party B represent and warrant to Party A that:

(1)                       Party B are natural persons with full civil capacity; they have full and independent legal status and legal capacity, and have been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party;

(2)                       They have the full power and authority to execute and deliver this Agreement and all other documents to be executed by it in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. The entry into and performance of this Agreement by them do not violate or conflict with any law applicable to them in effect, any agreement to which they are a party or by which their assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority. This Agreement is lawfully and duly executed and delivered by them. This Agreement constitutes lawful and binding obligations enforceable against them in accordance with the terms of this Agreement. The execution and performance of this Agreement by them comply with the Target Company’s articles of association or other organizational documents;

(3)                       There is no pending or threatened dispute, litigation, arbitration, administrative proceedings or any other proceedings in which Party B is involved;

(4)                       This Agreement constitutes lawful and effective obligations enforceable against Party B in accordance with relevant laws;

(5)                       Other than the pledge created under the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) executed by Party B on the date of this Agreement in respect of the Equity Pledge and the proxy rights created under the Shareholders’ Voting Rights Agreement (including any amendment, supplement or restatement thereto from time to time) executed by Party B on the date of this Agreement, Party B have not created any lien, pledge, or any other security on their equity interests in the Target Company, have not issued any offer to any third party on transfer of such equity interests, have not accepted any offer issued by any third party to purchase such equity interests, and have not executed any agreement regarding the transfer of Party B’s equity interests in the Target Company with any third party.

5.3                                        Party B undertake that, during the term of this Agreement:

(1)                       Without prior written consent of Party A, they shall not use the loans for any purpose other than as agreed in this Agreement;

(2)                       Without prior written consent of Party A, they shall not sell, transfer, pledge or otherwise dispose of, or permit to create any encumbrances on (including direct or indirect sale, transfer, pledge or disposal in any manner of the equity interests in the Target Company or relevant rights and interests thereof (and if Party B hold equity interests in the company indirectly  through any intermediary, they shall not sell, transfer, pledge in any manner or otherwise dispose of their equity interests and rights and interests thereof in such intermediary, and shall ensure such intermediary will not issue equity interests to any third party)) any lawful or beneficial rights and interests of their equity interests in the Target Company at any time from the date of this Agreement, other than the pledge created on the equity interests in the Target Company under the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) executed by the parties thereto on the date of this Agreement and the proxy rights created on the equity interests in the Target Company under the Shareholders’ Voting Rights Agreement (including any amendment, supplement or restatement thereto from time to time) executed by the parties thereto on the date of this Agreement;

(3)                       Without prior written consent of Party A, they shall not, during the shareholders’ meeting of the Target Company, vote in favor of, support or execute any shareholders’ resolution to approve the sale, transfer, pledge or disposal in any other manner of, or permit to create any encumbrances on any lawful or beneficial rights and interests of any equity interests or assets, except made to Party A or its designated entity or individual;

(4)                       Without prior written consent of Party A, they shall not in any manner agree, support or approve merger or consolidation of the Target Company with any other entity, merger or acquisition of the Target Company by any other entity, or investment by the Target Company in any entity, or split-up of the Target Company, change in the registered capital or the form of the Target Company;

(5)                       Each time Party A exercises its Purchase Right of the equity interests, they shall cause the Target Company to promptly convene a shareholders’ meeting and vote in favor of the transfer of the purchased equity interests under this Agreement;

(6)                       At Party A’s request at any time, they shall immediately transfer their equity interests in the Target Company to Party A and/or its designated person and waive their rights of first refusal regarding the equity interests of the Target Company;

(7)                       At the request of Party A, they shall immediately inform Party A of any actual or potential litigation, arbitration or administrative proceedings regarding their equity interests;

(8)                       Prior to the transfer of their equity interests to Party A, they shall execute all necessary or proper documents, take all necessary or proper actions, raise all necessary and proper claims of right, or make all necessary or proper defenses against claims of compensation so as to maintain the ownership of their equity interests;

(9)                       If Party B sell their equity interests in the Target Company to the extent permitted by Party A, they shall repay the loans to Party A with all the proceeds received from such sale in priority;

(10)                At the request of Party A, they shall appoint or engage the persons designated by Party A as directors and senior management members of the Target Company;

(11)                Without prior written consent of Party A, they shall not, and shall cause the management of the Target Company not to, dispose of any material company assets (other than that incurred in the ordinary course of business);

(12)                Without prior written consent of Party A, they shall not, and shall cause the management of the Target Company not to, terminate any material agreements entered into by the Target Company or enter into any other agreements in conflict with such existing material agreements;

(13)                Without prior written consent of Party A, they shall not appoint or remove any director or supervisor of the Target Company, or any other management member of the Target Company who shall be appointed and removed by the existing shareholders;

(14)                Without prior written consent of Party A, they shall not cause the Target Company to declare or make distribution of any distributable profits, bonuses or dividends;

(15)                They shall ensure that the Target Company will maintain its valid existence and will not be terminated, liquidated or dissolved without prior written consent of Party A;

(16)                Without prior written consent of Party A, they shall not cause or agree to any amendment by the Target Company of its articles of association;

(17)                Without prior written consent of Party A, they shall not cause or agree to any material change by the Target Company of its business scope, or termination or suspension by the Target Company of any of the business currently conducted by the Target Company;

(18)                Without prior written consent of Party A, they shall ensure that the Target Company will not lend or borrow money (other than that required in the ordinary course of business), provide guarantee or any other form of security, or assume any substantial obligations beyond its ordinary course of business;

(19)                Without prior written consent of Party A, they shall not cause or agree to any related party transaction between the Target Company and any of its direct or indirect shareholders, directors, supervisors, management or their respective affiliates;

(20)                Without prior written consent of Party A, they shall not conduct any action or omission that will cause conflict of interest between them and the company or Party A;

(21)                Without prior written consent of Party A, they shall not conduct any action or omission which is likely to impair the assets or goodwill of the Target Company or affect the validity of the business permits of the Target Company;

(22)                They shall promptly inform Party A of any circumstances to their knowledge which are likely to have a material adverse effect on the existence, business operation, financial conditions, assets or goodwill of the Target Company;

(23)                Without prior written consent of Party A, they shall not cause or agree to any material amendment by the Target Company to its accounting policies or to change by the Target Company of its accountants ; and

(24)                They shall strictly comply with all the provisions in this Agreement and any other agreements jointly or severally executed by the parties thereto, duly perform all obligations under such agreements, and shall not conduct any action or omission which is capable to affect the validity and enforceability of such agreements.

For the purpose of this Section 5.3, “Target Company” shall refer to the Target Company and all of its subsidiaries (unless otherwise required by the context).

6.                                               Liability for Default, Governing Law and Dispute Resolution

6.1                                        Any Party whose breach of this Agreement results in all or any part of this Agreement being incapable to be performed shall be liable for such breach and indemnify the other Party for its losses thereby incurred (including any litigation fee and legal fee incurred thereby); if both Parties are in breach of this Agreement, they shall bear corresponding liabilities respectively based on actual situations. If Party B fail to perform their repayment obligations within the term under this Agreement, they shall pay overdue interest at 0.01% of the amount overdue and payable on daily basis until the date of repayment of all principals, overdue interest and other amounts.

6.2                                        The entry into, effectiveness, interpretation and the dispute resolution of this Agreement shall be governed by PRC laws.

6.3                                        Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitration award shall be final and binding on the Parties to this Agreement.

7.                                               Confidentiality

7.1                                        Prior to the entry into and during the term of this Agreement, a Party (“Disclosing Party”) disclosed or may from time to time disclose confidential information (including without limitation operation information, clients materials, financial materials, and contracts) to the other Party (“Receiving Party”). The Receiving Party shall keep the confidential information in confidence and shall not use such confidential information except for the purposes explicitly provided under this Agreement. The preceding sentence is not applicable to any information (a) that has already been obtained by the Receiving Party with evidence prepared in writing prior to the Disclosing Party’s disclosure of such information, (b) that becomes or may become public not due to the Receiving Party’s breach of contract; (c) acquired by the Receiving Party from a third party that has no confidentiality obligations regarding such information; and (d) disclosed by either Party in accordance with relevant laws, regulations, courts, arbitration institutions or regulatory authorities, or any information disclosed to the legal or financial advisors, lenders or potential lenders (including the agents or trustees of the lenders), and financing arrangers or potential financing arrangers of such Party or its related parties in its ordinary course of business.

7.2                                        This Article 7 shall bind upon the Parties regardless of termination or expiry of this Agreement.

8.                                               Force Majeure

8.1                                        a “Force Majeure” event refers to any event which is unforeseeable, unavoidable and/or insurmountable, resulting in the inability of either Party to this Agreement to perform all or part of this Agreement. Such event shall include without limitation earthquakes, typhoons, floods, fires, wars, strikes, turbulence, governmental actions, and changes in laws or the application thereof.

8.2                                        If a Force Majeure event occurs, a Party’s obligations under this Agreement affected by such Force Majeure event shall be automatically suspended during the delay period caused by such Force Majeure event and the term of performance of such obligations shall be automatically extended by such term of suspension, and such Party shall not be punished or assume any liability for such reason. Upon occurrence of a Force Majeure event, the Parties shall negotiate immediately to seek a fair solution, and shall make all reasonable efforts to reduce the impact of such Force Majeure to the minimum.

9.                                               Miscellaneous

9.1                                        Any approval, instruction, demand, notice, exercise or waiver of any right, or other action of Party A shall be made in writing and attached with the resolutions of relevant shareholders’ meeting, board of directors or similar decision-making body of such company’s offshore indirect holding company (ONESMART EDUCATION GROUP LIMITED) approving thereof (provided that such approval is required under the articles of association of ONESMART EDUCATION GROUP LIMITED).

9.2                                        This Agreement shall become effective upon execution/fixture of seal by the Parties or their authorized representatives.  After the date hereof, this Agreement may not be amended unless mutually agreed by the Parties in writing.

9.3                                        This Agreement is severable and any invalidity or unenforceability of any specific provision shall not affect the validity and enforceability of other provisions of this Agreement.

9.4                                        No failure or delay by a Party in exercising any right under this Agreement shall operate as waiver of such right by such Party; and the exercise or partial exercise of any right by such Party shall not prevent it from exercising such right again in the future.

9.5                                        This Agreement shall be binding upon the Parties and their respective inheritors, successors and permitted transferees and shall be entered into solely for the interests of the aforesaid people. Without prior written consent of Party A, Party B shall not transfer, pledge or otherwise transfer any of its rights, interests or obligations under this Agreement.

9.6                                        Party B hereby agree that Party A is entitled to transfer any of its rights and obligations under this Agreement to other third party when needed and without prior notice to or consent of Party B. Without prior written consent of Party A, Party B shall not transfer any of its rights and obligations under this Agreement to any third party.

9.7                                        The notices under this Agreement shall be delivered in person, by facsimile or by registered post to the following addresses unless changed by written notifications. The delivery date of the notice shall be the receiving date on the receipt if delivered by registered post, or the date of delivering to the recipient if delivered in person or by facsimile. If delivered by facsimile, the original notice should be immediately sent to the addresses listed in Schedule 2 in person or by registered post after such delivery.

9.8                                        This Agreement is made in Chinese in thirteen (13) originals, each of which shall have equal legal effect.

[Intentionally left blank below]

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party A:

Shanghai Jing Xue Rui Information and Technology Co., Ltd. (seal)

Signature:	/s/ Meng Xiaoqiang

Name:	Meng Xiaoqiang

Party B:

Zhang Xi

Signature:	/s/ Zhang Xi

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Shanghai Ruidao Investment Center (Limited Partnership) (Seal)

Signature of authorized representative:	/s/ Shen Tianhao

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Shanghai Yuming Investment Center (Limited Partnership) (Seal)

Signature of authorized representative:	/s/ Cao Shaojun

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Shanghai Shaojun Investment Center (Limited Partnership) (Seal)

Signature of authorized representative:	/s/ Cao Shaojun

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Shanghai Ruici Investment Center (Limited Partnership) (Seal)

Signature of authorized representative:	/s/ Meng Xiaoqiang

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Shanghai Ruiqiang Investment Center (Limited Partnership) (Seal)

Signature of authorized representative:	/s/ Meng Xiaoqiang

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Hu Guozhi

Signature:	/s/ Hu Guozhi

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Zheng Lina

Signature:	/s/ Zheng Lina

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Wang Dongdong		Geng Xiaofei

Signature:	/s/ Wang Dongdong	Signature:	/s/ Geng Xiaofei

Wu Junbao		Li Ye

Signature:	/s/ Wu Junbao	Signature:	/s/ Li Ye

Bian Jin

Signature:	/s/ Bian Jin

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Chen Guohe

Signature:	/s/ Chen Guohe

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Chen Gang

Signature:	/s/ Chen Gang

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Feng Juan

Signature:	/s/ Feng Juan

Signature Page to Loan Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Party B:

Sha Ye

Signature:	/s/ Sha Ye

Signature Page to Loan Agreement

Schedule 1 Party B

Zhang Xi, PRC citizen, ID Number: ****

Hu Guozhi, PRC citizen, ID Number: ***

Chen Gang, PRC citizen, ID Number: ***

Chen Guohe, PRC citizen, ID Number: ***

Feng Juan, PRC citizen, ID Number: ***

Geng Xiaofei, PRC citizen, ID Number: ***

Wang Dongdong, PRC citizen, ID Number: ***

Wu Junbao, PRC citizen, ID Number: ***

Li Ye, PRC citizen, ID Number: ***

Bian Jin, PRC citizen, ID Number: ***

Zheng Lina, PRC citizen, ID Number: ***

Sha Ye, PRC citizen, ID Number: ***

Shanghai Ruici Investment Center (Limited Partnership), a limited partnership registered and incorporated under PRC laws, with its major operation location at ***;

Shanghai Ruidao Investment Center (Limited Partnership), a limited partnership registered and incorporated under PRC laws, with its major operation location at ***;

Shanghai Ruiqiang Investment Center (Limited Partnership), a limited partnership registered and incorporated under PRC laws, with its major operation location at ***;

Shanghai Shaojun Investment Center (Limited Partnership), a limited partnership registered and incorporated under PRC laws, with its major operation location at ***; and

Shanghai Yuming Investment Center (Limited Partnership), a limited partnership registered and incorporated under PRC laws, with its major operation location at ***.

Schedule 1 to Loan Agreement

Schedule 2 Notice

Party A: Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Registered Address: ******

Recipient: Zhang Xi

Party B: Zhang Xi, Shanghai Yuming Investment Center (Limited Partnership), Shanghai Shaojun Investment Center (Limited Partnership), Shanghai Ruidao Investment Center (Limited Partnership), Shanghai Ruici Investment Center (Limited Partnership), Shanghai Ruiqiang Investment Center (Limited Partnership)

Domicile: ***

Tel: ***

Recipient: Zhang Xi

Party B: Hu Guozhi

Domicile: ***

Recipient: Hu Guozhi

Party B: Geng Xiaofei

Domicile: ***

Tel: ***

Recipient: Geng Xiaofei

Party B: Wang Dongdong

Domicile: ***

Tel: ***

Recipient: Wang Dongdong

Party B: Wu Junbao

Domicile: ***

Tel: ***

Recipient: Wu Junbao

Party B: Li Ye

Domicile: ***

Tel: ***

Recipient: Li Ye

Party B: Bian Jin

Domicile: ***

Tel: ***

Recipient: Bian Danyang

Schedule 2 to Loan Agreement

Party B: Zheng Lina

Domicile: ***

Recipient: Zheng Lina

Party B: Chen Gang

Domicile: ***

Tel: ***

Recipient: Chen Gang

Party B: Chen Guohe

Domicile: ***

Tel: ***

Recipient: Chen Guohe

Party B: Feng Juan

Domicile: ***

Recipient: Feng Juan

Party B: Sha Ye

Domicile: ***

Recipient: Sha Ye

Schedule 2 to Loan Agreement